Fees Summary	May 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,500,000,000
Previously Paid Amount	0
Total Fee Amount	382,750
Total Offset Amount	36,900
Net Fee	$ 345,850